UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 6, 2005

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On April 6, 2005, USEC Inc. issued a press release announcing that Philip G. Sewell will be assuming responsibility for the American Centrifuge program in place of Ronald F. Green, who is resigning as Senior Vice President of USEC Inc. in order to become chairman of an energy technology company. Mr. Sewell is currently Senior Vice President responsible for international activities and corporate development programs.

The press release also announces that USEC has met the ninth centrifuge project milestone under an agreement between USEC Inc. and the U.S. Department of Energy signed in 2002.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number -- 99.1

Description -- Press release, dated April 6, 2005, issued by USEC Inc. announcing the assumption of responsibility for the American Centrifuge program by Philip G. Sewell and resignation of Ronald F. Green.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

April 7, 2005	By:	Ellen C. Wolf

Name: Ellen C. Wolf
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated April 6, 2005, issued by USEC Inc. announcing the assumption of responsibility for the American Centrifuge program by Philip G. Sewell and resignation of Ronald F. Green.